RECYCLENET CORPORATION
                                 7 Darren Place
                             Guelph, Ontario N1H 6J2
                                 (519) 767-2913


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                                  June 11, 2002

To the Shareholders:

     The Annual Meeting ("Meeting") of shareholders of RECYCLENET CORPORATION ("Company") will be held at the office of Hertzberger, Olsen and Associates located at 10 Duke St. W., Suite 101, Kitchener, Ontario, Canada on Tuesday June 11, 2002, commencing at 10:30 o'clock a.m., EST for the following purposes:

 1. To elect three directors of the Company.

 2. To increase the authorized common shares of the Company from 150,000,000 to 250,000,000 shares.

 3. To ratify the appointment of the Company's independent auditors.

 4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 1, 2002, as the record date for the determination of shareholders entitled to notice of the Meeting. All shareholders of record at close of business on that date will be entitled to vote at the Meeting. The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

     Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy card and return it to the Company in the enclosed envelope.



                              By Order of the Board of Directors


                              Paul Roszel, Chairman

Guelph, Ontario, Canada
May 01, 2002


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THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE
INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

                             RECYCLENET CORPORATION
                                 7 Darren Place
                             Guelph, Ontario N1H 6J2
                                 (519) 767-2913

                        PROXY STATEMENT AND SOLICITATION

     This Statement is furnished in connection with the solicitation by the Board of Directors of RecycleNet Corporation, a Utah corporation ("Company"), of proxies to be voted at the Company's annual meeting of shareholders ("Meeting") to be held on June 11, 2002. This proxy statement and form of proxy are being sent to shareholders on approximately May 3, 2002.

     If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted "FOR" the election of the named directors, "FOR" the amendment of the Articles of Incorporation to increase the authorized shares of the Company, and "FOR" ratification of the appointment of the independent auditors of the Company. The named proxies may vote in their discretion upon such other matters as may properly come before the Meeting. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

     If a shareholder is the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner's instructions. If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items and those shares will be treated as "broker non-votes". The election of directors is a "discretionary" item.

                         PERSONS MAKING THE SOLICITATION

     The proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. The Company estimates that the total cost of this solicitation will aggregate $5,000. To date, the Company has spent $500. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request


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authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing. Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

                          SHAREHOLDERS ENTITLED TO VOTE

     All holders of common shares and Class "N" shares of the Company are entitled to one vote for each share held. As of the record date, there were 72,305,691 common shares outstanding and 66,291,781 Class "N" voting non-equity participating shares outstanding. There are no other voting securities outstanding. A majority of the common and Class "N" shares constitutes a quorum at any shareholders' meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of May 1, 2002, the names of those persons (other than management) known to the Company to beneficially own more than 5% of the outstanding common and Class "N" shares of the Company:

     Name and Address of                     Shares Beneficially    Percent of
        Beneficial Owner                             Owned             Class

     Inter-Continental Recycling, Inc. (1)         38,587,852          53.37%
     7 Darren Place                                  Common
     Guelph, Ontario Canada

     Inter-Continental Recycling, Inc. (1)         58,033,269          87.54%
     7 Darren Place                                 Class "N"
     Guelph, Ontario Canada


________________________________
     (1). Inter-Continental Recycling Inc., is owned and beneficially held by Paul Roszel, an officer and director of the Company, and his immediate family.



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Security Ownership of Management

     The following table sets forth, as of May 1, 2002, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

     Name and Address of                Shares Beneficially Percent of
     Beneficial Owner                          Owned           Class

     Paul Roszel (1)                         2,668,118         3.69%
     7 Darren Place                          Common
     Guelph, Ontario Canada                 3,526,312          5.32%
                                             Class "N"

     Richard R. Ivanovick                   3,469,200          4.80%
     23 Cottontail Place                     Common
     Cambridge, Ontario Canada                636,422          0.96%
                                             Class "N"

     Keith A. Deck                            812,004           1.12%
     46 Sherwood Drive                        Common
     Guelph, Ontario Canada

     All Officers and Directors as a group
          (3 persons):                      6,949,322           9.61%
                                              Common
                                            4,162,734
                                              Class "N"         6.28%
_______________________________
     (1). See footnote (1) in the preceding table above. Therefore, Mr. Roszel may be deemed to be a beneficial owner of all shares held by Inter-Continental Recycling, Inc.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following persons are the current directors and executive officers of the Company:

     Name and Age                  Position              Director since

Paul Roszel, 46                President & Director          1988
Richard R. Ivanovick, 62    Vice-President & Director        1999
Keith A. Deck, 66                   Director                 2000

     Paul Roszel has been involved with the business engaged in by the Company since 1988. From 1988 to 1995, he published a regional industry recycler's newsletter to approximately 3200 recycling businesses throughout Ontario, Canada. In 1994, he


                                        4


developed the concept of distributing the information on the world wide internet and went on-line in May 1995. Mr. Roszel has been actively involved in the development and implementation of collection, processing, transportation, and sales/marketing programs for secondary commodities.

     Richard R. Ivanovick joined the Company in November 1998. For 23 years prior to that and to the present, he has been serving as President of Marsh Tire Service Ltd., involved in automobile service, sales and leasing and car and truck rentals in the Guelph, Ontario area.

     Keith A. Deck is a retired executive with experience in the automobile and electrical manufacturing areas of business. He is currently an investment partner in Hanna Canada Ltd, which manufactures precision tools for the automotive and aerospace industries. From 1987 to late 1997, he was the general manager of Rocktell and Autocom plant operations of Linamar Corp. in the Ontario, Canada area.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company. There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

     During the last fiscal year the Company's Board of Directors held six meetings and took unanimous action through six sets of minutes. All directors attended all meetings.

Committees

     The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires the Company's officers, directors and persons who own more than 10% of the Company's registered equity securities to file with the Securities & Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of shares of the Company. The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% shareholders have been met and complied with.

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                  CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

     There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of it's officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect. None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of five percent of the Company's or other entity's consolidated gross revenues for its last full fiscal year. None of the Company's directors is or has been an executive officer of or owns or owned in excess of ten percent equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of five percent of the Company's or other entities consolidated gross revenues for its last full fiscal year. None of the Company's directors are or have been executive officers of or owns or owned in excess of ten percent equity interest in any entity to which the Company was indebted at the end of it's last full fiscal year in an aggregate amount in excess of five percent of the Company's total consolidated assets at the end of such year. None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment banking firm that has performed services for the Company. Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of ten percent or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The chief executive officer of the Company is Paul Roszel. His total compensation aggregated $27,900 during the last fiscal year. The Company did not pay the compensation and it was paid by the majority holder of the Company's voting securities, Inter-Continental Recycling, Inc. No officer of the Company earned an aggregate of $100,000 or more in total compensation during the fiscal year noted or during the two fiscal years prior thereto. The total cash compensation of all officers during the last fiscal year was $27,900 paid to Mr. Roszel inasmuch as the other officers did not receive any compensation from the Company.

     The Company does not have any pension or incentive plans, such as share option plans, awards or other compensation arrangements, short or long term.


                                        6


                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The three persons named above in "Directors and Executive Officers" and who are designated as directors of the Company, Paul Roszel, Richard R. Ivanovick and Keith A. Deck, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected. The Company expects all of the nominees will be able to serve as directors. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management. The Board of Directors recommends a vote "FOR" the above nominees.

                                PROPOSAL NUMBER 2
                     AMENDMENT OF ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES

     The Board of Directors has passed a resolution calling for the vote of shareholders of the Company regarding the amendment of the Articles of Incorporation of the Company to increase the authorized shares of the Company. Currently, the Company has 150,000,000 shares and proposes to increase to 250,000,000 shares at some time after September 1, 2002. The purpose of the proposed increase is to allow the Company to have sufficient available capital to meet future needs, including sales of shares to raise cash or to utilize in acquisitions or similar transactions. Presently, the Company has no specific plans to issue any shares in connection with any such transactions. Because the Company's Class "N" shares are convertible into common shares of the Company, the potential conversion of all Class "N" shares would leave the Company with less than 15,000,000 shares available for future needs. The Board of Directors recommends a vote "FOR" the amendment of the Company's Articles of Incorporation.

                                PROPOSAL NUMBER 3
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company. Hansen, Barnett & Maxwell has served as the Company's public accountants for more than four years and the Board is requesting that the shareholders ratify that appointment. The Board of Directors recommends a vote "FOR" the ratification of the public accountants.

                              SHAREHOLDER PROPOSALS

     Shareholders of the Company may present proposals to the Company for inclusion in the Company's proxy statement prepared in connection with its next regular annual meeting of shareholders. Proposals to be included in the materials for the 2003 annual meeting must be received by the Company no later


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than March 30, 2003, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2003 annual meeting of shareholders.

                                  OTHER MATTERS

     As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein. If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

                                  ANNUAL REPORT

     Accompanying this Proxy Statement is a copy of the Company's Financial information contained in it's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under
Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder. The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-KSB to any person who so requests. Direct requests to the Company at it's address set forth above or request via email at info@recycle.net.


                              By Order of the Board of Directors

May 1, 2002
                              Paul Roszel, Chairman


                                        8


                                    PROXY
                             RECYCLENET CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of RECYCLENET CORPORATION ("Company") hereby constitutes and appoints Paul Roszel and Richard
R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at 10 Duke St. W., Suite 101, Kitchener, Ontario, Canada, on June 11, 2002, at 10:30 o'clock a.m., EST and at any adjournment thereof.

     ELECTION OF DIRECTORS: Three persons are nominated-Paul Roszel, Richard R. Ivanovick and Keith Deck (each shareholder has the right to vote the number of common and/or Class "N" shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).
     "FOR" all nominees [ ]
     Withhold authority to vote for all nominees [ ]
     Withhold authority to vote for nominee(s) named below:
     Paul Roszel [ ]      Richard R. Ivanovick [ ]     Keith Deck [ ]

     AMENDMENT OF ARTICLES OF INCORPORATION: To increase the authorized common shares from 150,000,000 to 250,000,000 shares.
               FOR [ ]        AGAINST [ ]

     RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company's public accountants for the coming year.
               FOR [ ]        AGAINST [ ]

     OTHER BUSINESS:  Such other business as may properly come before the meeting.
          AUTHORITY GRANTED [ ]    AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:____________         ______________________________
                                             Signature
Number of Class "N" Shares:___________
_____________________________
                                             Joint Owner(if any)
Dated:________________, 2002                 ______________________________
                                             Printed name(s)/Capacity


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